                            FOURTH AMENDMENT TO LEASE


     Reference is made to a certain lease dated September 14, 1989, as amended by Amendment to Lease dated December 5, 1991, as further amended by Second Amendment to Lease dated December 16, 1992, as further amended by Third Amendment to Lease dated February 28, 1994 (collectively, "Lease") between D.M. MANAGEMENT COMPANY, INC., a Delaware corporation ("Tenant"), and Richard D. Matthews and Richard J. Valentine, as Trustees of Bare Cove Realty Trust u/d/t dated January 10, 1984 recorded in the Plymouth County Registry of Deeds in Book 5608, Page 292 as amended to date ("Landlord") for office space on the first and second floor of Bare Cove Executive Park II, 25 Recreation Park Drive, Hingham, Massachusetts.

                                    AGREEMENT

     In consideration of the mutual benefits and obligations described in this Fourth Amendment, and for other good and valuable consideration, Landlord and Tenant agree to amend the Lease as follows, with an effective date of January 1, 1996:

     1. Section 1 of the Lease is amended so that the demised premises will include an additional 5,150 square feet of floor area (the "Fourth Amendment Additional Space"), thus bringing the total floor area to 19,642 square feet, as shown on attached Exhibit A. Section 1 is further amended so that "the computation square footage" will include an additional 6,219 square feet, thus bringing the total computation square footage to 23,719 square feet.

     2. Tenant agrees to accept the Fourth Amendment Additional Space in its "as is" condition. Tenant shall be permitted to use the existing corridor space for Tenant's exclusive use.

     3. Section 3.1 of the Lease is amended by extending the term to March 31, 2000 (from March 31, 1998).

     4. Exhibit C to the Lease is amended by deleting the minimum rent schedule in its entirety and replacing it with the following:

    PERIOD              MINIMUM RENT PER                          ANNUAL              MONTHLY
                        COMPUTATION SQUARE FOOT                   MINIMUM RENT        MINIMUM
                                                                                      RENT

    January 1, 1996     $17.60 for all but Fourth Amendment       [$308,000.00        $29,553.54
    through             Additional Space (17,500 [sq. ft.]);      +
    June 30, 1996                                                 $46,642.50]
                                                                  =
                        $7.50 for the Fourth Amendment            354,642.50
                        Additional Space (6,219 [sq. ft.])

    July 1, 1996        $17.60 for all but Fourth Amendment       [$308,000.00        $33,440.42
    through             Additional Space (17,500 [sq. ft.]);      +
    March 31, 2000      $15.00 for the Fourth Amendment           $93,285.00
                        Additional Space (6,219 [sq. ft.])        =
                                                                  $401,285.00


     Except as specifically amended by this Fourth Amendment, all provisions of the Lease are hereby ratified by Landlord and Tenant and remain in full force and effect.

     Executed as a document under seal on December 18, 1995, to be effective on January 1, 1996.


                                               /S/ RICHARD D. MATTHEWS
                                               -----------------------
                                               Richard D. Matthews, as Trustee
                                               of Bare Cove Realty Trust,
                                               and not individually

                                               /S/ RICHARD J. VALENTINE
                                               ------------------------
                                               Richard J. Valentine, as Trustee
                                               of Bare Cove Realty Trust,
                                               and not individually

                                               DM MANAGEMENT COMPANY, INC.
                                               By: /S/ SAMUEL L. SHANAMAN
                                                   ----------------------
                                               Its:  President

                                                               December 18, 1995


D.M. Management Company, Inc.
25 Recreation Park Drive
Hingham, MA

         Re:      CONVERSION OF RESTROOM

Ladies and Gentlemen:

     In further consideration of the execution of the Fourth Amendment to Lease for the premises leased by us to you at 25 Recreation Park Drive, Hingham, Massachusetts, by which, among other things, you have rented the entire second floor of the premises, and at your request and for your convenience, we grant you a license to convert the second floor men's restroom into a second women's restroom. The conversion, which will not occur prior to January 1, 1996, will consist solely of the work described on the attached "Work Schedule." At the end of the term, you will restore the restroom to its current condition (unless, at the end of the term, we direct you to vacate the premises without restoring the restroom).

     You agree at your cost and expense, to indemnify, defend and hold us harmless from and against any damages, losses, liabilities, penalties, claims, litigation, demands, and the like, including costs and attorneys' fees, arising out of the license granted by this letter or the use of the restrooms. Without limiting the generality of the foregoing, you will promptly comply with any notice of violation imposed by any governmental authority asserting that the use of the restrooms permitted by this license is unlawful.

BARE COVE REALTY VENTURE

      D.M. Management Company, Inc.
      December 12, 1995
      Page -2-


     If this license is acceptable, kindly sign the enclosed copy and return it to us with the executed copy of the Fourth Amendment. Thank you.

                                                /s/ RICHARD D. MATTHEWS
                                                Richard D. Matthews, as Trustee
                                                of Bare Cove Realty Trust,
                                                and not individually

                                                /s/ RICHARD J. VALENTINE
                                                Richard J. Valentine, as Trustee
                                                of Bare Cove Realty Trust,
                                                and not individually


ACCEPTED AND AGREED TO:

D.M. MANAGEMENT COMPANY, INC.

By: /s/ Samuel L. Shanaman
    ----------------------
Its:  President
Hereunto duly authorized